SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[X] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               THE STILWELL GROUP
    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                                                Preliminary Copy


                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
             ------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                              ______________, 2005
             ------------------------------------------------------

               PROXY STATEMENT OF THE STILWELL GROUP (THE "GROUP")
             ------------------------------------------------------

                                IN OPPOSITION TO
           THE MANAGEMENT OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
             ------------------------------------------------------

                     WHY YOU WERE SENT THIS PROXY STATEMENT

This Proxy Statement and accompanying GOLD proxy card are being furnished to holders (the "Shareholders") of the common stock, par value $.01 per share (the "Common Stock"), of Prudential Bancorp, Inc. of Pennsylvania, a Pennsylvania corporation (the "Company"), in connection with the solicitation of proxies (the "Proxy Solicitation") by The Stilwell Group ("the Group", "we" or "us") at the Company's Special Meeting of Shareholders to be held on _________, 2005, at ___ _.m. local time, at ___________________ (the "Special Meeting"). Shareholders who own the Common Stock on _______________ ("Special Meeting Record Date") will be entitled to vote at the Special Meeting. The Company's principal executive offices are located at 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145.

At the Special Meeting, the Company will be seeking Shareholder approval of the Prudential Bancorp stock recognition and retention plan and stock option plan ("Stock Benefit Plans"). These Stock Benefit Plans authorize the grant of stock options, restricted stock awards and similar rights to purchase or acquire shares of Common Stock.

The Stilwell Group, members of which beneficially own, as of the date of this Proxy Statement, an aggregate of 1,150,900 shares of the Common Stock, believes it is one of the Company's largest Shareholders. We have sought representation on the Company's Board of Directors (the "Board"), which the Board has so far denied. Since Prudential Mutual Holding Company ("Prudential MHC") currently owns 55% of the outstanding shares of Common Stock, we do not have the voting power to elect an alternate slate of directors to the Board. Prudential MHC is, however, barred from voting on the Stock Benefit Plans by the Company's primary federal regulator, the Federal Deposit Insurance Corporation (the "FDIC"). Therefore, we have decided to oppose approval of the Stock Benefit Plans unless and until our request for Board representation is satisfied, and are soliciting the votes of other Shareholders in opposition to approval of the Stock Benefit Plans. Our solicitation of votes is in opposition to the Company, which seeks approval of the Stock Benefit Plans. We believe that the defeat of the Stock Benefit

Plans will send a message to the Company that a public Shareholder with substantial beneficial holdings of Common Stock should be placed on the Board.

The Stilwell Group consists of Stilwell Value Partners I, L.P., a Delaware limited partnership ("Stilwell Value Partners I"); Stilwell Partners, L.P., a Delaware limited partnership ("Stilwell Partners"); Stilwell Value LLC, a
Delaware limited liability company which is the general partner of Stilwell Value Partners I ("Stilwell Value LLC"); Joseph Stilwell, individually and as the managing and sole member of Stilwell Value LLC and the general partner of Stilwell Partners; and John Stilwell. Additional information concerning The Stilwell Group is set forth under the heading "Certain Information Regarding the Participants" and in Appendix A. This Proxy Statement and GOLD proxy card are being first mailed or furnished to Shareholders on or about _________, 2005.

We urge you not to return any proxy card sent to you by the Company. Remember, your last dated proxy is the only one that counts, so return the GOLD proxy card even if you delivered a prior proxy.

Your vote is important, no matter how many or how few shares you hold. If your shares are held in the name of a brokerage firm, bank or nominee, only that brokerage firm, bank or nominee can vote your shares and then only upon receipt of your specific instructions. Accordingly, please return the GOLD proxy card in the envelope provided or contact the person responsible for your bank or brokerage account and give instructions for how your shares are to be voted. We urge you to vote "AGAINST" the Stock Benefit Plans, which are Proposals 1 and 2 on the enclosed proxy card.

Please refer to the Company's proxy statement for a full description of management's proposals for approval of the Stock Benefit Plans and the share vote required to ratify or approve the Stock Benefit Plans.

Holders of record of shares of the Common Stock on the Special Meeting Record Date are urged to submit a proxy even if your shares have been sold after that date. The number of shares of the Common Stock outstanding as of the Special Meeting Record Date is ____________. Each share of the Common Stock is entitled to one vote at the Special Meeting.

If you have any questions or need assistance in voting your shares, please call:

                              D.F. King & Co., Inc.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: l-800-659-6590

                         NO STOCK BENEFIT PLANS WITHOUT
                       A PUBLIC SHAREHOLDER BOARD DIRECTOR

The Company is part of a mutual holding company, such that 55% of the outstanding shares of Common Stock are owned by Prudential MHC and approximately 45% of the outstanding shares are owned by public Shareholders, other than shares held by the Company's directors and executive officers representing less than 1% of the total outstanding shares. The Company's Board and management control Prudential MHC.

The Stilwell Group owns approximately 9.2% of the outstanding Common Stock, or about one-fifth of the shares held by the public Shareholders. In light of the Group's substantial share ownership, Joseph Stilwell and the Group's counsel met with Company representatives on July 12, 2005, to request that Mr. Stilwell be placed on the Board. The Company's representatives indicated that the full Board would consider the request. On July 27, 2005, the Company notified Mr. Stilwell that the Board had denied the Group's request.

With regard to most corporate decisions, including the election of directors, Prudential MHC will be able to "outvote" the public Shareholders. For example, even if 100% of the public Shareholders voted for a non-management nominee for director, the non-management nominee would still lose because Prudential MHC holds more than 50% of the outstanding Common Stock.

At the upcoming Special Meeting, the Company will be seeking Shareholder approval of the Stock Benefit Plans. Prudential MHC is barred by the FDIC, the Company's primary federal regulator, from voting on the Stock Benefit Plans. Therefore, the Company's public Shareholders have a unique opportunity to meaningfully exercise their shareholder rights respecting their investment in the Common Stock.

We believe that it is in the best interests of the Shareholders that the Board include at least one member who is a public Shareholder and beneficially owns a substantial number of shares of the Common Stock. We believe that Joseph Stilwell would bring broad experience and a knowledgeable, vibrant and articulate perspective to the Board. To our knowledge, none of the current six directors of the Company have any previous experience sitting on a public company board or Mr. Stilwell's particular business experience. Mr. Stilwell has over 20 years of experience in investing in the financial industry and representatives of the Stilwell Group or its related affiliates controlled by Mr. Stilwell are serving or have served on the boards of directors of four other publicly traded financial services companies. We believe that Mr. Stilwell's position as representative of the largest beneficial owner of Common Stock other than Prudential MHC aligns his interests with those of the other public Shareholders and carries a unique advantage that would not be matched by an outside director who might be handpicked by the Board in an effort to mollify the public Shareholders.

Therefore, we believe that now is the best time, and possibly the only time, that the public Shareholders can meaningfully exercise their shareholder rights by voting against the Stock Benefit Plans in order to send a message to the Company that a public Shareholder with substantial beneficial holdings of Common Stock should be placed on the Board. We seek the defeat of the Stock Benefit Plans as a referendum that the public Shareholders want the Board to appoint a public Shareholder with substantial beneficial holdings of Common Stock as a director.

WE URGE YOU TO VOTE AGAINST THE STOCK BENEFIT PLANS, WHICH ARE PROPOSALS 1 AND 2 ON THE ENCLOSED PROXY CARD.


                 CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, no Group member is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies). Stilwell Value LLC, as general partner of Stilwell Value Partners I, and Joseph Stilwell, as the general partner of Stilwell Partners, are entitled to allocations of profits and income.

Except as described herein, there are no material proceedings to which any Group member, or any associate of any Group member, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no Group member or any associate of any Group member has any interest in the matters to be voted upon at the Special Meeting, other than an interest, if any, as a Shareholder of the Company.

Except as described herein, no Group member or any associate of any Group member
(1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $60,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No Group member or any associate of any Group member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning The Stilwell Group, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendices A and B hereto. Each of the individuals listed on Appendix A attached hereto is a citizen of the United States.

                                  OTHER MATTERS

The Group anticipates that the Company's proxy statement, when it becomes available, will contain information regarding (1) the material terms of the Stock Benefit Plans and (2) voting procedures, including the share vote required for approval of the Stock Benefit Plans at the Special Meeting. The Group has no knowledge of the accuracy of the Company's disclosures in its proxy materials.

                             SOLICITATION; EXPENSES

Proxies may be solicited by the Group by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. Phone calls will be made to individual Shareholders by Joseph Stilwell and certain of his administrative personnel and employees of D.F. King & Co., Inc. Mr. Stilwell will be principally responsible for soliciting proxies for the Group and certain of his administrative personnel will perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Group's solicitation material to their customers for whom they hold shares and the Group will reimburse them for their reasonable out-of-pocket expenses. The Group has retained D.F. King & Co., Inc. to assist in the solicitation of proxies and for related services. The Group will pay D.F. King & Co., Inc. a fee of up to $20,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Group has agreed to indemnify D.F. King & Co., Inc. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. It is the position of the Securities and Exchange Commission that such indemnification may be against public policy. Approximately 25 persons will be used by D.F. King & Co., Inc., in its solicitation efforts.

Although  no  precise  estimate  can be  made at the  present  time,  the  Group currently estimates that the total expenditures relating to the Proxy Solicitation to be incurred by the Group will be approximately $50,000, of which approximately $10,000 has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Group. The Group intends to seek reimbursement from the Company for those expenses incurred by the Group in connection with this Proxy Solicitation if the Stock Benefit Plans are not approved, but does not intend to submit the question of such reimbursement to a vote of the Shareholders.

                        VOTING AND REVOCATION OF PROXIES

For proxies solicited hereby to be voted, the enclosed GOLD proxy card must be signed, dated, and returned to the Group, c/o D.F. King & Co., Inc. in the enclosed envelope in time to be voted at the Special Meeting. If you wish to vote against approval of the Stock Benefit Plans, please return the enclosed GOLD proxy card. If you have already returned the Company's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating, and mailing the enclosed GOLD proxy card. If you later vote on the Company's proxy card, you will revoke your previous proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE SPECIAL MEETING.

Execution of a GOLD proxy card will not affect your right to attend the Special Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) filing with the Secretary of the Company a later dated written revocation; (ii) submitting a duly executed proxy bearing a later date to the Group or the Company; or (iii) attending and voting at the Special Meeting in person. Attendance at the Special Meeting will not in and of itself constitute a revocation.

Although a revocation will be effective only if delivered to the Company, the Group requests that either the original or a copy of all revocations be mailed to The Stilwell Group c/o D.F. King & Co., Inc. at the address set forth on the back page of this Proxy Statement, so that the Group will be aware of all revocations and can more accurately determine if and when the requisite proxies voting AGAINST approval of the Stock Benefit Plans have been received. The Group may contact Shareholders who have revoked their proxies.

Shares of the Common Stock represented by a valid, unrevoked GOLD proxy card will be voted as specified. Shares represented by a GOLD proxy card where no specification has been made will be voted AGAINST approval of the Stock Benefit Plans (Proposals 1 and 2).

Except as set forth in this Proxy Statement, the Group is not aware of any other matter to be considered at the Special Meeting. The persons named as proxies on the enclosed GOLD proxy card will, however, have discretionary voting authority as such proxies regarding any other business that may properly come before the Special Meeting. The proxies may exercise discretionary authority only as to matters unknown to the Group a reasonable time before this Proxy Solicitation.

If your shares are held in the name of a brokerage firm, bank or nominee, only such brokerage firm, bank or nominee can vote such shares and only upon receipt of your specific instructions. Accordingly, please promptly contact the person responsible for your account at such institution and instruct that person to execute and return the GOLD proxy card on your behalf. You should also promptly sign, date and mail the voting instruction form (or GOLD proxy card) that your broker or banker sends you. Please do this for each account you maintain to ensure that all of your shares are voted.

Only holders of record of the Common Stock on the Special Meeting Record Date will be entitled to vote at the Special Meeting. If you are a Shareholder of record on the Special Meeting Record Date, you will retain the voting rights in connection with the Special Meeting even if you sell such shares after the Special Meeting Record Date. Accordingly, it is important that you vote the shares of the Common Stock held by you on the Special Meeting Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after such date.

The Group believes that it is in your best interests to vote against approval of the Stock Benefit Plans at the Special Meeting. THE GROUP STRONGLY RECOMMENDS A VOTE AGAINST THE APPROVAL OF THE STOCK BENEFIT PLANS.

                               THE STILWELL GROUP

                              I M P O R T A N T !!!

If your shares are held in "Street Name," only your bank or broker can vote your shares and only upon receipt of your specific instructions. Accordingly, please promptly contact the person responsible for your account at such institution and instruct that person to execute and return the GOLD proxy card on your behalf. You should also promptly sign, date and mail the voting instruction form (or GOLD proxy card) that your broker or banker sends you. Please do this for each account you maintain to ensure that all of your shares are voted.

If you have any questions, or need further assistance, please call Joseph Stilwell at 212-269-5800, or our proxy solicitor: D.F. King & Co., Inc., Attn:
Richard Grubaugh, 48 Wall Street, New York, NY 10005, at l-800-659-6590.

                                   APPENDIX A

                               THE STILWELL GROUP

The participants who comprise the Group own in the aggregate 1,150,900 shares of the Common Stock, representing approximately 9.2% of the shares outstanding, and are as follows:

Stilwell Value Partners I, L.P. ("Stilwell Value Partners I") is a Delaware limited partnership organized to invest in securities, whose principal and executive offices are located at 26 Broadway, New York, New York 10004. Stilwell Value LLC is the general partner of Stilwell Value Partners I, and Joseph Stilwell has sole discretion and voting authority with respect to its investment in securities.

Stilwell Partners, L.P. ("Stilwell Partners") is a Delaware limited partnership organized to invest in securities, whose principal and executive offices are located at 26 Broadway, New York, New York 10004. Joseph Stilwell is the general partner of Stilwell Partners, and he has sole discretion and voting authority with respect to its investment in securities.

Stilwell Value LLC ("Stilwell Value LLC") is a Delaware limited liability company organized to invest in securities, whose principal and executive offices are located at 26 Broadway, New York, New York 10004. Joseph Stilwell is the managing and sole member of Stilwell Value LLC, and he has sole discretion and voting authority with respect to its investment in securities.

Joseph Stilwell is an investment manager and is the sole managing member of Stilwell Value LLC, the general partner of Stilwell Partners. His business offices are located at 26 Broadway, New York, New York 10004.

John Stilwell is an analyst and is employed by Stilwell Partners. His business offices are located at 26 Broadway, New York, New York 10004. John Stilwell and Joseph Stilwell are brothers.

Richard Grubaugh is a Senior Vice President of D.F. King & Co., Inc., a proxy solicitation firm. His business address is 48 Wall Street, New York, New York 10005.

The following table sets forth information regarding holdings of the Common Stock by members of the Group (who together constitute a "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934):



----------------------------------------------------------------------------------------
Participant and Address      Shares Held   Percent of Class        Shares Held By
                             Beneficially                     Non-Participant Associates
----------------------------------------------------------------------------------------
Stilwell Value Partners I, L.P  1,147,100        9.1%               None
26 Broadway
New York, New York 10004
----------------------------------------------------------------------------------------
Stilwell Value LLC              1,147,100        9.1%               None
26 Broadway
New York, New York 10004
----------------------------------------------------------------------------------------
Stilwell Partners, L.P          1,147,100        9.1%               None
26 Broadway
New York, New York 10004
----------------------------------------------------------------------------------------
Joseph Stilwell
26 Broadway
New York, New York 10004        1,147,100        9.1%               None
----------------------------------------------------------------------------------------
John Stilwell
26 Broadway
New York, New York 10004          3,800          .03%               None
----------------------------------------------------------------------------------------

Mr. Grubaugh does not beneficially own any shares of the Common Stock.

No member of the Group owns any shares of the Common Stock of record but not beneficially.

                                   APPENDIX B

                        Transactions in the Common Stock

The following transactions are the only transactions during the past two years with regard to any Group member:

Stilwell Value Partners I, L.P.
-------------------------------

---------------------------------------------------------------------
       Date         Number of Shares  Price Per Share   Total Cost
                                            ($)             ($)
---------------------------------------------------------------------
      5/9/05              4,700            8.80            41,360.00
---------------------------------------------------------------------
      5/10/05             1,500            8.86            13,290.00
---------------------------------------------------------------------
      5/12/05            14,300            9.49           135,698.42
---------------------------------------------------------------------
      5/13/05            93,400            9.67           903,510.56
---------------------------------------------------------------------
      5/16/05            59,000            9.67           570,394.30
---------------------------------------------------------------------
      5/17/05            10,000            9.60            96,000.00
---------------------------------------------------------------------
      5/18/05             2,100            9.55            20,055.00
---------------------------------------------------------------------
      5/19/05            30,400            9.69           294,469.52
---------------------------------------------------------------------
      5/20/05            27,600            9.68           267,110.22
---------------------------------------------------------------------
      5/23/05             9,800            9.74            95,419.66
---------------------------------------------------------------------
      5/24/05            65,000            9.77           634,810.00
---------------------------------------------------------------------
      5/25/05            48,600            9.78           475,197.39
---------------------------------------------------------------------
      5/26/05            29,600            9.77           289,206.80
---------------------------------------------------------------------
      5/27/05             3,600            9.77            35,172.00
---------------------------------------------------------------------
      5/31/05            27,500            9.82           270,050.00
---------------------------------------------------------------------
       6/1/05            55,000            9.81           539,690.00
---------------------------------------------------------------------
       6/2/05            34,900            9.86           344,203.00
---------------------------------------------------------------------
      6/3/05             50,000            9.89           494,500.00
---------------------------------------------------------------------
      6/6/05             25,000            9.90           247,500.00
---------------------------------------------------------------------
      6/8/05            119,400            10.01        1,195,498.00
---------------------------------------------------------------------
      6/9/05            188,400            10.17        1,915,824.00
---------------------------------------------------------------------
      6/10/05            57,300            10.41          596,493.00
---------------------------------------------------------------------
      6/13/05            50,000            10.55          527,360.00
---------------------------------------------------------------------
      6/14/05            25,000            10.66          266,455.00
---------------------------------------------------------------------
      6/15/05            95,000            10.80        1,026,050.00
---------------------------------------------------------------------

Stilwell Partners, L.P.
-----------------------
---------------------------------------------------------------------
     Date           Number of Shares  Price Per Share   Total Cost
                                            ($)             ($)
---------------------------------------------------------------------
   3/29/2005             20,000            10.00          200,000.00
---------------------------------------------------------------------

John Stilwell
-------------



---------------------------------------------------------------------
     Date           Number of Shares  Price Per Share   Total Cost
                                            ($)             ($)
---------------------------------------------------------------------
   6/15/2005              3,800            10.84           41,195.00
---------------------------------------------------------------------


The total number of shares of the Common Stock held by the Group is 1,150,900, approximately 9.2% of the Company's total shares outstanding.

The amount of funds expended to date by Stilwell Value Partners I, L.P. to acquire the 1,127,100 shares of the Common Stock it holds in its name is $11,295,316.87. Such funds were provided from its available capital and, from time to time, by margin account loans from subsidiaries of The Bear Stearns Companies, Inc. extended in the ordinary course of business to Stilwell Value Partners I.

The amount of funds expended to date by Stilwell Partners, L.P. to acquire the 20,000 shares of the Common Stock it holds in its name is $200,000.00. Such funds were provided from its available capital and, from time to time, by margin account loans from subsidiaries of The Bear Stearns Companies, Inc. extended in the ordinary course of business to Stilwell Partners.

The amount of funds expended to date by John Stilwell to acquire the 3,800 shares of the Common Stock he holds in his name is $41,195.00.

All purchases of the Common Stock made by members of the Group using funds borrowed from subsidiaries of The Bear Stearns Companies, Inc., if any, were made in margin transactions on those firms' usual terms and conditions. As of August 4, 2005, the total amount of the Group's indebtedness under such borrowings was $749,141. All or part of the shares of the Common Stock owned by members of the Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Group. Such loans generally bear interest at a rate based upon the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

                                                                Preliminary Copy

                                    P R O X Y

       THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE
         BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                     ___________, 2005 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Richard Grubaugh, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the Special Meeting of Prudential Bancorp, Inc. of Pennsylvania (the "Company"), to be held on _______, 2005, at ___ _m. (local time), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:


1. APPROVAL OF STOCK RECOGNITION AND RETENTION PLAN

      For ___ Against ___ Abstain __

2. APPROVAL OF STOCK OPTION PLAN

      For ___ Against ___ Abstain __


IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "AGAINST" PROPOSALS 1 AND 2. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Stilwell Group a reasonable time before soliciting this Proxy.

Please sign exactly as your name appears hereon or on your proxy card previously sent to you by the Company. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

                                        Dated: ---------------------------------

                                        ----------------------------------------
                                                     (Signature)

                                        ----------------------------------------
                                               (Signature, if jointly held)

                                        Title (if applicable):  ----------------



               PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.